SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: February 18, 2003


                       FIRST NORTH AMERICAN NATIONAL BANK
                                  on behalf of
                         DC FUNDING INTERNATIONAL, INC.
                  (Originator of FNANB Credit Card Master Trust
                    and FNANB Credit Card Master Note Trust)
                         FNANB CREDIT CARD MASTER TRUST
                     (Issuer of the Collateral Certificate)
                                       and
                       FNANB CREDIT CARD MASTER NOTE TRUST
                              (Issuer of the Notes)


             (Exact name of registrant as specified in its charter)


United States                       333-88564                   58-1897792
-------------                       ---------                   ----------
(State or other                 (Commission                    (IRS Employer
jurisdiction                        File No.)                Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                      30144
---------------------------------------------                      -----
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------

                  The Noteholders Statement for the month of January 2003 was distributed to the Series 2002-A Noteholders on February 18, 2003.

                  Effective as of November 30, 2002, the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among DC Funding International, Inc., as transferor, First North American National Bank, as transferor under the prior agreement and as servicer, and JPMorgan Chase Bank (successor trustee to First Union National Bank), as trustee, was amended by the parties thereto pursuant to Amendment No. 1 to Amended and Restated Master Pooling and Servicing Agreement dated as of November 30, 2002.

Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 4:

         4.1 Amendment No. 1 to Amended and Restated Master Pooling and Servicing Agreement dated as of November 30, 2002 among DC Funding International, Inc., as transferor, First North American National Bank, as servicer, and JPMorgan Chase Bank (successor trustee to First Union National Bank), as trustee.

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 99:

         99.1     Series 2002-A  Noteholders  Statement for the month of January
                  2003.



                                                               Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                 FIRST NORTH AMERICAN
                                 NATIONAL BANK, as
                                 Servicer




                                 By:      /s/Philip J. Dunn
                                          Philip J. Dunn
                                          Vice President





Date:  February 18, 2003















                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                       FNANB CREDIT CARD MASTER NOTE TRUST









                                INDEX TO EXHIBITS




        Exhibit
        Number                           Exhibit


         4.1 Amendment No. 1 to Amended and Restated Master Pooling and Servicing Agreement dated as of November 30, 2002 among DC Funding International, Inc., as transferor, First North American National Bank, as servicer, and JPMorgan Chase Bank (successor trustee to First Union National Bank), as trustee.

         99.1     Series 2002-A  Noteholders  Statement for the month of January
                  2003.